UNAUDITED SUPPLEMENTAL OIL AND GAS DISCLOSURES	12 Months Ended
Dec. 31, 2017
UNAUDITED SUPPLEMENTAL OIL AND GAS DISCLOSURES
UNAUDITED SUPPLEMENTAL OIL AND GAS DISCLOSURES

NOTE 38—UNAUDITED SUPPLEMENTAL OIL AND GAS DISCLOSURES

Costs Incurred

The following table sets forth the capitalised costs incurred in our oil and gas production, exploration, and development activities:

	Year ended December 31,
(in thousands)	2017	2016	2015
Property acquisition costs
Proved	$4,335	$23,873	$13,170
Unproved	1,244	2,815	15,495
Exploration costs	2,949	1,650	10,353
Development costs (1)	115,120	61,131	76,831
	$123,648	$89,469	$115,849
(1)

2016 and 2015 development costs include $5.0 million and $16.6 million of costs associated with non-producing wells in progress as at December 31, 2016 and 2015, respectively. These wells in progress were either drilling, waiting on hydraulic fracturing or production testing at year-end.  There were no wells in progress at December 31, 2017.

SEC Oil and Gas Reserve Information

Ryder Scott Company, L.P., an independent petroleum engineering consulting firm, prepared all of the total future net revenue discounted at 10% attributable to the total interest owned by the Company as of December 31, 2017, 2016 and 2015. The technical person primarily responsible for the estimates set forth in the reserves report is Mr. Stephen E. Gardner. Mr. Gardner is a Licensed Professional Engineer in the States of Colorado and Texas with over 12 years of practical experience in estimation and evaluation of petroleum reserves.

Proved reserves are those quantities of oil and natural gas, which, by analysis of geosciences and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

There are numerous uncertainties inherent in estimating quantities of proved reserves and projecting future rates of production and the timing of development expenditures. The estimation of our proved reserves employs one or more of the following: production trend extrapolation, analogy, volumetric assessment and material balance analysis. Techniques including review of production and pressure histories, analysis of electric logs and fluid tests, and interpretations of geologic and geophysical data are also involved in this estimation process.

The following reserve data represents estimates only and should not be construed as being exact. All such reserves are located in the continental United States.

		Natural		Total Oil
	Oil	Gas	NGL	Equivalents
	(MBbl)	(MMcf)	(MBbl)	(MBoe)
Total proved reserves:
31 December 2014	17,026	28,733	4,166	25,981
Revisions of previous estimates	(3,491)	(8,152)	(1,218)	(6,068)
Extensions and discoveries	1,950	4,122	699	3,336
Purchases of reserves in-place	3,896	4,454	238	4,876
Production	(1,829)	(2,581)	(393)	(2,652)
Sales of reserves in-place	—	—	—	—
31 December 2015	17,552	26,576	3,492	25,473
Revisions of previous estimates	(1,397)	536	(833)	(2,141)
Extensions and discoveries	4,242	10,240	1,551	7,500
Purchases of reserves in-place	1,432	3,121	1,216	3,168
Production	(1,412)	(2,941)	(332)	(2,234)
Sales of reserves in-place	(1,976)	(1,802)	—	(2,276)
31 December 2016	18,441	35,730	5,094	29,490
Revisions of previous estimates	(1,778)	(2,091)	154	(1,972)
Extensions and discoveries	6,658	17,255	2,852	12,386
Purchases of reserves in-place	6,892	14,935	1,897	11,278
Production	(1,800)	(3,621)	(324)	(2,727)
Sales of reserves in-place	(426)	(2,799)	(483)	(1,376)
31 December 2017	27,987	59,409	9,190	47,079
Proved developed reserves:
31 December 2015	6,379	13,205	1,998	10,578
31 December 2016	7,440	16,704	2,269	12,493
31 December 2017	8,987	21,078	3,244	15,744
Proved undeveloped reserves
31 December 2015	11,173	13,371	1,494	14,895
31 December 2016	11,001	19,026	2,825	16,997
31 December 2017	19,000	38,331	5,946	31,335

Proved Undeveloped Reserves

At December 31, 2017, the Company’s proved undeveloped reserves were approximately 31,335 MBoe, an increase of 14,338 MBoe over our December 31, 2016 proved undeveloped reserves estimate of approximately 16,997 MBoe. The change primarily consisted of extensions and discoveries of 10,140 MBoe (Eagle Ford) and purchases of reserves of 10,678 MBoe (from its leasehold acquisitions in the second quarter of 2017), partially offset by downward revisions to previous estimates of approximately 2,534 MBoe and a decrease of 3,948 MBoe due to the conversion of proved undeveloped reserves to proved developed reserves.  All of the proved undeveloped reserves at December 31, 2017 were located in the Eagle Ford.

Over the next five years, the Company expects to fund its future development costs associated with proved undeveloped reserves of $508.5 million with operating cash flows from its existing proved developed reserves and proved undeveloped reserves that are expected to be converted to proved developed reserves, supplemented by its revolving credit facility . Using the December 31, 2017 SEC price assumptions, the Company’s proved reserves operating cash flows are expected to be approximately $806.1 million (undiscounted, before income taxes (if any)). As such, the Company expects all proved undeveloped locations that are scheduled and included in the Company’s reserves will be spud within the next five years.

Revisions of Previous Estimates

The Company’s previous estimates of Proved Reserves related to the Eagle Ford decreased by 1,972 MBoe in 2017. This decrease was primarily due to the derecognition of certain proved undeveloped reserves as they were not drilled within the initial five year window.

The Company’s previous estimates of Proved Reserves related to the Eagle Ford decreased by 2,141 MBoe in 2016 (100% percent of the Company’s total revisions of previous estimate). This decrease was due to the majority of the Company’s previous Eagle Ford Proved Undeveloped Reserves becoming uneconomic as the result of adjusted forecasts and lower oil, natural gas and NGL pricing.

The Company’s previous estimates of Proved Reserves related to the Mississippian/Woodford formation decreased by 5,900 MBoe in 2015 (97 percent of the Company’s total revisions of previous estimate). This decrease was due to the majority of the Company’s previous Mississippian/Woodford Proved Undeveloped Reserves becoming uneconomic as the result of lower oil, natural gas and NGL pricing.

Extensions and Discoveries

The Company had extensions and discoveries 12,386 MBoe during 2017, primarily resulting from the 2017 drilling program in Dimmit and McMullen Counties, targeting the Eagle Ford formation.

As a result of the Company’s 2016 drilling programs in Dimmit and McMullen Counties, targeting the Eagle Ford formation, the Proved Reserves had extensions and discoveries of 7,500 MBoe, which represent 100% of the Company’s total extensions and discoveries.

As a result of the Company’s 2015 drilling programs in Dimmit County targeting the Eagle Ford formation, the Proved Reserves had extensions and discoveries of 3,303 MBoe, which represent 99% of the Company’s total extensions and discoveries.

Purchase of Reserves In-Place

During the years ended 31 December 2017, 2016 and 2015, our purchases of reserves were located in the Eagle Ford.

Sales of Reserves In-Place

During the year ended 31 December 2017, the Company’s sales of reserves were attributed to the Mississippian/Woodward formations.  The Company divested of its Oklahoma assets in May 2017.  See Note 3.

During the year ended 31 December 2016, the Company’s sales of reserves were located in the Atascosa County, Texas, of the Eagle Ford formation.

During the year ended 31 December 2015, we did not have any sales of reserves in-place.

Standardized Measure of Future Net Cash Flow

The Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Natural Gas Reserves (“Standardized Measure”) does not purport, nor should it be interpreted, to present the fair value of a company’s proved oil and natural gas reserves. Fair value would require, among other things, consideration of expected future economic and operating conditions, a discount factor more representative of the time value of money, and risks inherent in reserve estimates.

Under the Standardized Measure, future cash inflows are based upon the forecasted future production of year-end proved reserves which are based on SEC-defined pricing as discussed further below. Future cash inflows are then reduced by estimated future production and development costs to determine net pre-tax cash flow. Future income taxes are computed by applying the statutory tax rate to the excess of pre-tax cash flow over our tax basis in the associated oil and gas properties. Tax credits and permanent differences are also considered in the future income tax calculation. Future net cash flow after income taxes is discounted using a 10% annual discount rate to arrive at the Standardized Measure.

The following summary sets forth our Standardized Measure:

	Year ended 31 December
(in thousands)	2017	2016	2015
Cash inflows	$1,866,923	$892,576	$936,041
Production costs	(667,438)	(307,907)	(246,277)
Development costs	(516,243)	(274,384)	(308,253)
Income tax expense	(35,933)	—	(1,602)
Net cash flow	647,309	310,285	379,909
10% annual discount rate	(280,562)	(151,146)	(198,142)
Standardized measure of discounted future net cash flow	$366,747	$159,139	$181,767

The following are the principal sources of change in the Standardized Measure:

	Year ended 31 December
(in thousands)	2017	2016	2015
Standardized Measure, beginning of period	$159,139	$181,767	$435,506
Sales, net of production costs	(75,370)	(49,496)	(67,693)
Net change in sales prices, net of production costs	7,899	(62,670)	(369,770)
Extensions and discoveries, net of future production and development costs	94,151	3,603	11,609
Changes in future development costs	17,128	5,331	28,092
Previously estimated development costs incurred during the period	51,414	45,012	31,007
Revision of quantity estimates	(20,598)	9,762	(91,440)
Accretion of discount	15,914	18,217	53,173
Change in income taxes	(14,492)	402	95,827
Purchases of reserves in-place	88,280	17,004	442
Sales of reserves in-place	(7,544)	845	—
Change in production rates and other	50,826	(10,638)	55,014
Standardized Measure, end of period	$366,747	$159,139	$181,767

(1) The 2017 change in production rates and other is primarily related to the Company accelerating the recoveries of reserves.

Impact of Pricing

The estimates of cash flows and reserve quantities shown above are based upon the unweighted average first-day-of-the-month prices for the previous twelve months. If future gas sales are covered by contracts at specified prices, the contract prices would be used. Fluctuations in prices are due to supply and demand and are beyond our control.

The following average prices were used in determining the Standardized Measure as at:

	Year ended 31 December
	2017	2016	2015
Oil price per Bbl	$52.60	$42.02	$48.47
Gas price per Mcf	$3.17	$1.22	$1.27
NGL price per Bbl	$22.47	$14.55	$14.80

The Company calculates the projected income tax effect using the “year- by-year” method for purposes of the supplemental oil and gas disclosures.